DEBTOR(S): Midway Gold US Inc.

CASE NUMBER: 15-16835

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period End Date: 9/30/2016

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 10/31/2016 **Print Name:** Daniel Brosious

Signature: [signature]

Title: Chief Restructuring Officer

Rev. 10/31/16

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

9/1/2016 to 9/30/2016 Month 9-16

CASH FLOW SUMMARY 9/30/2016	Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$ 81,388	20,174,878	50,674	-	100	0	100	647	107	832	354,905	-	-	-	20,663,631 [1]
2. Cash Receipts															
Sales	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Sale of Assets	-	-	-	-	-	-	-	-	-	-	144,489	-	-	-	144,489
Loans/advances	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	-	30,000	-	-	-	2,000	2,000	1,500	1,500	-	-	-	-	37,000 [2]
Miscellaneous	-	120	-	-	-	4,895	-	-	-	-	-	-	-	-	5,015
Total Cash Receipts	$ 0	120	30,000	-	0	4,895	2,000	2,000	1,500	1,500	144,489	-	-	-	186,504
3. Cash Disbursements															
Operations	(2,333)	(414,408)	(44,775)	-	-	-	-	(927)	(1,400)	(1,375)	(25)	-	-	-	(465,243)
Debt Service/Secured loan payment	-	-	-	-	-	(4,895)	-	-	-	-	-	-	-	-	(4,895)
Professional fees/U.S. Trustee fees	(1,041)	(350,817)	-	-	-	-	-	-	-	-	-	-	-	-	(351,858)
Professional fees paid from retainer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	(35,000)	-	-	-	-	(2,000)	-	-	-	-	-	-	-	(37,000) [2]
Total Cash Disbursements	$ (3,374)	(800,225)	(44,775)	-	0	(4,895)	(2,000)	(927)	(1,400)	(1,375)	(25)	-	-	-	(858,997)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	(3,374)	(800,105)	(14,775)	-	-	0	-	1,073	100	125	144,463	-	-	-	(672,493)
5 Ending Cash Balance (to Form 2-C)	$ 78,014	19,374,773	35,899	-	100	0	100	1,720	207	957	499,369	-	-	-	19,991,139

CASH BALANCE SUMMARY

	Financial Institution	Balance 30-Sep-16
MDW Corp	TD Canada Trust (CAD)	$ 78,014 [4]
Midway Gold US	Wells Fargo N.A.	19,374,773
Midway Services Company	Wells Fargo N.A.	35,899
Nevada Talon	Wells Fargo N.A.	957
Realty	Wells Fargo N.A.	499,369
RR Exploration	Wells Fargo N.A.	207
Mine Services LLC [3]	Wells Fargo N.A.	363
MDW Pan Hold Co.	Wells Fargo N.A.	100
MDW GR Hold Co.	Wells Fargo N.A.	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100
MDW Pan LLP	Wells Fargo N.A.	0
MDW Pan LLP	BNY Mellon	0
MDW Gold Rock LLP	Wells Fargo N.A.	1,720
		$ 19,991,702 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $21,285.66
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period 6/22/2015 to 9/30/2016

CASH FLOW SUMMARY 9/30/2016		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated	
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014	[1]
2. Cash Receipts																	
Sales		-	-	-	-	-	21,955,167	-	-	-	-	-	-	-	-	21,955,167	
Sale of Assets		-	29,861,449	-	-	-	-	-	-	-	-	500,732	-	-	-	30,362,182	
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Intercompany Transfer		484,818	5,896,588	4,810,000	-	5,019,208	404,872	715,208	715,000	144,500	53,000	6,500	-	-	-	18,249,695	[2]
Miscellaneous		47,975	899,556	76,150	-	-	506,574	-	600	-	-	-	-	-	-	1,530,854	
Total Cash Receipts	$	532,792	36,657,593	4,886,150	-	5,019,208	22,866,613	715,208	715,600	144,500	53,000	507,232	-	-	-	72,097,897	
3. Cash Disbursements																	
Operations		(298,036)	(3,018,637)	(4,906,938)	-	(208)	(10,665,537)	(208)	(695,381)	(146,750)	(50,662)	(9,168)	-	-	-	(19,791,526)	
Debt Service/Secured loan payment		-	-	-	-	-	(5,717,771)	-	-	-	-	-	-	-	-	(5,717,771)	
Professional fees/U.S. Trustee fees		(221,727)	(7,377,114)	(27,950)	-	-	(1,478,367)	-	(21,993)	(2,275)	(2,300)	(1,625)	-	-	-	(9,133,351)	
Professional fees paid from retainer		(20,174)	-	-	-	-	-	-	-	-	-	-	-	-	-	(20,174)	
Intercompany Transfer		(195,288)	(6,901,581)	-	-	(5,019,000)	(5,424,081)	(715,000)	-	-	-	-	-	-	-	(18,254,950)	[2]
Total Cash Disbursements	$	(735,226)	(17,297,332)	(4,934,888)	-	(5,019,208)	(23,285,756)	(715,208)	(717,374)	(149,025)	(52,962)	(10,793)	-	-	-	(52,917,773)	
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(202,433)	19,360,261	(48,739)	-	-	(419,143)	-	(1,774)	(4,525)	38	496,439	-	-	-	19,180,125	
5 Ending Cash Balance (to Form 2-C)	$	78,014	19,374,773	35,899	-	100	0	100	1,720	207	957	499,369	-	-	-	19,991,139	

CASH BALANCE SUMMARY

	Financial Institution	Book Balance 30-Sep-16		Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$ 78,014	[4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	19,374,773		14,511
Midway Services Company	Wells Fargo N.A.	35,899		84,638
Nevada Talon	Wells Fargo N.A.	957		919
Realty	Wells Fargo N.A.	499,369		2,930
RR Exploration	Wells Fargo N.A.	207		4,733
Mine Services LLC [3]	Wells Fargo N.A.	363		363
MDW Pan Hold Co.	Wells Fargo N.A.	100		100
MDW GR Hold Co.	Wells Fargo N.A.	100		100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100		100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100		100
MDW Pan LLP	Rev. 8/31/2016	0		382,665
MDW Pan LLP	BNY Mellon	0		36,478
MDW Gold Rock LLP	Wells Fargo N.A.	1,720		3,494
		$ 19,991,701	[5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities and exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $21,285.66
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

9/1/2016 to 9/30/2016 Month 9-16

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(800,225)	(35,000)	(765,225)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(3,374)	-	(3,374)
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	(2,000)	(2,000)	-
15-16839	RR Exploration	One Wells Fargo	(1,400)	-	(1,400)
15-16840	Midway Services Co.	One Wells Fargo	(44,775)	-	(44,775)
15-16841	Nevada Talon, LLC	One Wells Fargo	(1,375)	-	(1,375)
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo / Four BNY Mellon	(4,895)	-	(4,895)
					-
15-16844	MDW Gold Rock, LLP	One Wells Fargo	(927)	-	(927)
15-16845	Midway Gold Realty	One Wells Fargo	(25)	-	(25)
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		(858,997)	(37,000)	(821,997)

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 9/1/2016 to 9/30/2016

CASH RECEIPTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description	Amount (USD$)
9/30/2016	Wells Fargo	2	Miscellaneous	119.88
9/13/2016	Midway Gold U.S. (Transfer)	5	Intercompany Transfer	1,500.00
9/14/2016	401 Clark St. Sale	9	Sale of Assets	78,050.62
9/23/2016	1455 Ave M Land Sale	9	Sale of Assets	66,437.99
9/13/2016	Wells Fargo	10	Intercompany Transfer	1,500.00
9/1/2016	Wells Fargo	15	Intercompany Transfer	2,000.00
9/26/2016	Wells Fargo	16	Intercompany Transfer	30,000.00
9/8/2016	Suburban Propane	19	Miscellaneous	3,566.12
9/12/2016	Wheeler Machinery Inc	19	Miscellaneous	1,097.61
9/15/2016	Amec Foster Wheeler	19	Miscellaneous	231.56
9/1/2016	Wells Fargo	20	Intercompany Transfer	2,000.00

Total Sales	$	0.00
Total Intercompany Transfers	$	37,000.00
Total Sale of Assets	$	144,488.61
Total Miscellaneous	$	5,015.17
Total Cash Receipts	$	**186,503.78** [1]

Rev. 10/31/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 9/1/2016 to 9/30/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additi *9/30/2016*

Entity	Date	Check No.	Payee		Amount (USD$)
21	9/16/2016	946	Broadridge	$	-1,400.27
21	9/16/2016	947	Computershare	$	-922.26
21	9/16/2016	948	DLA Piper Canada	$	-1,041.34
21	9/30/2016		Fees	$	-10.00
2	9/1/2016	6351	Barbarich Property Management	$	-175.00
2	9/1/2016	transfer	Co. 2 to Co. 15	$	-2,000.00
2	9/2/2016	6352	NV Energy	$	-120.14
2	9/2/2016	6353	Paula Dodds	$	-1,789.45
2	9/2/2016	6354	Tab Products CO LLC	$	-610.36
2	9/2/2016	6355	Verizon Wireless	$	-376.61
2	9/2/2016	145282	Firmex Corp	$	-950.00
2	9/2/2016	145283	Teresa Gustine	$	-525.00
2	9/9/2016	6356	Iron Mountain	$	-24.00
2	9/9/2016	6357	Tonopah Public Utilities	$	-37.15
2	9/9/2016	6358	CT Corp	$	-208.45
2	9/9/2016	6359	Town of Tonopah	$	-12.50
2	9/9/2016	145285	ISC dba Venture Tech	$	-9,211.01
2	9/9/2016	145286	Teresa Gustine	$	-400.00
2	9/12/2016		August Fees	$	-563.81
2	9/13/2016	transfer	Co. 2 to Co. 10	$	-1,500.00
2	9/13/2016	transfer	Co. 2 to Co. 5	$	-1,500.00
2	9/16/2016	6360	3dB Networks	$	-365.00
2	9/16/2016	145287	EPIQ Systems	$	-13,150.38
2	9/16/2016	145288	Firmex Corp	$	-950.00
2	9/16/2016	145289	Teresa Gustine	$	-325.00
2	9/16/2016	160058	FTI Consulting	$	-35,046.34
2	9/16/2016	160056	Moelis	$	-210,864.82
2	9/16/2016	160057	Sender Wasserman	$	-8,668.75
2	9/23/2016	6361	Tab Products CO LLC	$	-385.02
2	9/23/2016	145293	Teresa Gustine	$	-425.00
2	9/23/2016	145292	Mt. Wheeler Power	$	-30.05
2	9/23/2016	160059	Cooley	$	-74,256.17
2	9/23/2016	160060	Gavin/Solmonese	$	-7,040.73
2	9/26/2016		Co. 2 to Co. 16	$	-30,000.00
2	9/30/2016	145296	Angel Lyons	$	-2,500.00
2	9/30/2016	145294	IMA Inc-Colorado Division	$	-315,375.00
2	9/30/2016	6362	KPMG LLP	$	-52,500.00
2	9/30/2016	6363	Marsh	$	-27,816.00
2	9/30/2016	6364	NV Energy	$	-123.34
2	9/30/2016	145295	Teresa Gustine	$	-400.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 9/1/2016 to 9/30/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additi *9/30/2016*

Entity	Date	Check No.	Payee		Amount (USD$)
				$	
5	9/9/2016	1067	Keystate Corporate Management	$	-1,375.00
				$	
9	9/23/2016	145291	Mt. Wheeler Power	$	-25.15
				$	
10	9/9/2016	3440	Keystate Corporate Management	$	-1,375.00
10	9/23/2016	3441	Keystate Corporate Management	$	-25.00
				$	
15	9/1/2016	transfer	Wells Fargo	$	-2,000.00
				$	
16	9/2/2016	145284	Vision Services Plan	$	-39.84
16	9/7/2016		Rocky Mountain Reserve	$	-38.46
16	9/9/2016	1090	C T Corp		-416.90
16	9/12/2016	1091	United Healthcare - Duluth	$	-2,938.28
16	9/13/2016		Paycom	$	-20,299.09
16	9/20/2016		Rocky Mountain Reserve		-38.46
16	9/21/2016		Rocky Mountain Reserve	$	-56.25
16	9/21/2016		Principal	$	-423.08
16	9/21/2016		Principal		-538.46
16	9/28/2016		Paycom		-19,986.51
19	9/9/2016		CBA		-3,566.12
19	9/13/2016		CBA		-1,097.61
19	9/16/2016		CBA		-231.56
20	9/2/2016	1095	Canadian Revenue Agency		-927.00
			Total Cash Disbursements	**$**	**-858,996.72** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 10/31/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 9/30/2016

		CONSOLIDATED September 30, 2016 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		19,991,702	811,577
Accounts Receivable		77,544	201,443
Inventory		0	20,105,452
Prepaid		1,735,496	3,871,105
Other Current Assets		6,297	102,495
Total Current Assets		21,811,039	25,092,072
Investments		375	375
Investment in Partnerships		0	0
Property & Equipment		30,257	132,722,845
Reclamation Deposits		42	3,744,642
Mineral Properties		0	18,029,003
Other Long Term Assets		84,044	98,248
Total Long Term Assets		114,718	154,595,113
Total Assets		21,925,757	179,687,185
Current Liabilities			
Accounts Payable - Pre-Petition		(18,600,290)	(21,646,032)
Accounts Payable - Post-Petition		(457,047)	0
Reclamation and Remediation		0	(8,715)
Other Short Term Liabilities		(162,487)	(265,260)
Short Term Debt		(49,784,520)	(51,673,880)
Total Current Liabilities		(69,004,344)	(73,593,887)
Long Term Liabilities			
Reclamation and Remediation		0	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		0	(389,394)
Long Term Debt		0	0
Employee Related Benefits		0	(2,500)
Total Long Term Liabilities		(65)	(8,790,960)
Total Liabilities		(69,004,409)	(82,384,847)
Redeemable Preferred Stock		(59,953,067)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital		0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		142,954,479	25,463,917
Accumulated Deficit		131,265,576	98,804,366
Total Shareholder's Equity		107,031,719	(42,920,053)
Liability and Equity		(21,925,757)	(179,687,185)

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 9/1/2016 to 9/30/2016

	CONSOLIDATED September 2016 Actual		CONSOLIDATED September 2016 [1] Actual (Accum Post-Petition)
Revenue			
Sales	0		(21,952,883)
Total Revenue	0		(21,952,883)
Cost of Sales			
Cost of Goods Sold	(3,341)		16,905,741
Depreciation	0		7,762,294
Inventory Write-Down	0		10,387,265
Total Cost of Sales	(3,341)		35,055,300
Accretion	0		368,547
Mineral exploration expenditures	0		1,033,960
Impairment of Long Lived Assets	0		126,249,499
General & Administrative			
Consulting	30,784		2,955,456
Depreciation - CGA	3,326		260,494
Interest and bank charges	1,217		19,740
Legal, audit and accounting	25,351		4,208,054
Office & administrative	215,084		1,082,625
Salaries and benefits	22,047		1,887,927
Transfer agent and filing fees	7,226		53,794
Travel	0		10,084
Investor relations	0		66,588
Total General & Administrative	305,035		10,544,762
Total Operating Costs	301,694		173,252,067
Foreign exchange (gain) loss	(31)		760
Other income	0		1,495,115
(Gain) loss on disposal of PP&E	45,393		(10,446,675)
Interest and investment income	(139)		(1,324)
Total Other (Income) Expense	45,223		(8,952,124)
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	346,917		146,175,472
Income tax recovery	0		0
Net Income	346,917		146,175,472

[1] Accumulated totals include all revenue and expenses since the petition date.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 9/1/2016 to 9/30/2016

Summary of Post-Petition Taxes

	1	2	3	4
Type of tax	9/30/2016	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$4,952	$13,312	$13,312	$4,952
Employee FICA taxes withheld	891	2,061	2,061	891
Employer FICA taxes	753	1,647	1,647	753
Unemployment taxes				
Other:				
State				
Sales, use & excise taxes				
Unemployment taxes				
Other:				
Local				
Personal property taxes				
Real property taxes				
Other:				
			Total unpaid post-petition taxes	$6,596

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary

Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation	Federal INS	$1,000,000	2/1/2017	2/1/2017
General liability	Federal INS	1,000,000	2/1/2017	2/1/2017
Property (fire, theft, etc.)	National UN-PA	35,000,000	8/31/2016	8/31/2016
Vehicle	Federal INS	1,000,000	2/1/2017	2/1/2017
Other (list): Umbrella Liability	Federal INS	25,000,000	2/1/2017	2/1/2017
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/17/2016	7/17/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 9/1/2016 to 9/30/2016

Accounts Receivable Aging Summary (attach detailed aging report)					
	9/30/2016	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ 64,702	$ -	$ -	$ -	$ 64,702
Post-petition receivables	12,842				12,842
Total	$ 77,544	$ -	$ -	$ -	$ 77,544

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 84,964	$ 163,752	$ 50,341	$ 89,713	$ 388,770
Other Payables	68,276	-	-	-	68,276
Total	$ 153,240	$ 163,752	$ 50,341	$ 89,713	$ 457,047

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (100,000)	$ -	7/17/2015	$ (117,992)
Debtor Local Counsel - S&W	25,000	(10,301)	(8,669)	7/16/2015	5,719
Debtor Canadian Counsel - DLA Piper	-	-	(1,041)	N/A	-
Canadian Information Officer - E&Y	40,196	-	-	N/A	40,196
EY Counsel - Borden Ladner Gervais	-	-	-	N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(15,000)	(34,046)	7/24/2015	(4,415)
Investment Bank - Moelis	-	-	(210,865)	11/6/2015	-
Lender's Counsel - Luskin Stern	-		-	N/A	-
Lender's Local Counsel - Fairfield & Woods	-	-	-	N/A	-
Lender's Financial Advisor - RPA	50,000	-	-	N/A	50,000
Lender's Technical Advisor - RPA	-	-	-	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(50,000)	(74,256)	8/14/2015	(59,472)
UCC Financial Advisor - Gavin Solmonese	-	(5,000)	(7,041)	8/19/2015	(6,547)
Epiq	10,947	(16,882)	(13,150)	7/23/2015	(5,935)
Total	$ 278,225	$ (197,183)	$ (349,069)		$ (98,446)

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
William Zisch	CEO and President	Payroll	$ 46,154

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. 21

CASE NO: 15-16836

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2016

Month	Year 8/31/2016		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	13,018				
February	2016		98,053				
March	2016		12,254				
TOTAL 1st Quarter		$	123,325.37	$	975	6275	4/29/2016
April	2016	$	5,419				
May	2016		27,487				
June	2016		6,095				
TOTAL 2nd Quarter		$	39,001.10	$	650	6330	7/22/2016
July	2016	$	12,607				
August	2016		6,649				
September	2016		3,374		650		
TOTAL 3rd Quarter		$	22,629.66	$	650		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. CASE NO: 15-16835
2

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	864,206				
February	2016		645,479				
March	2016		961,725				
TOTAL 1st Quarter		$	2,471,409.25	$	9,750	6270	4/29/2016
April	2016	$	695,708				
May	2016		1,129,571				
June	2016		773,316				
TOTAL 2nd Quarter		$	2,598,595.23	$	9,750	6336	7/22/2016
July	2016	$	892,469				
August	2016		307,719				
September	2016		795,225		6500		
TOTAL 3rd Quarter		$	1,995,412.89	$	6,500		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company 16 CASE NO: 15-16840

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	330,290				
February	2016		277,525				
March	2016		410,341				
TOTAL 1st Quarter		$	1,018,155.30	$	6,500	1082	4/29/2016
April	2016	$	279,848				
May	2016		657,219				
June	2016		111,941				
TOTAL 2nd Quarter		$	1,049,008.57	$	6,500	1089	7/22/2016
July	2016	$	68,940				
August	2016		88,060				
September	2016		44,775		1625		
TOTAL 3rd Quarter		$	201,775.31	$	1,625		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC 13 | CASE NO: 15-16846

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$ 0			
February	2016	0			
March	2016	0			
TOTAL 1st Quarter		$ 0.00	$ 325	6271	4/29/2016
April	2016	$ 0			
May	2016	0			
June	2016	0			
TOTAL 2nd Quarter		$ 0.00	$ 325	6337	7/22/2016
July	2016	$ 0			
August	2016	0			
September	2016	0	325		
TOTAL 3rd Quarter		$ 0.00	$ 325		
October		$ 0			
November		0			
December		0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14

CASE NO: 15-16842

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 9/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	2848	4/29/2016
April	2016	$	208				
May	2016		0				
June	2016		0				
TOTAL 2nd Quarter		$	208.45	$	325	6332	7/22/2016
July	2016	$	0				
August	2016		0				
September	2016		0		325		
TOTAL 3rd Quarter		$	0.00	$	325		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP
19

CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	1,187,170				
February	2016		997,332				
March	2016		912,734				
TOTAL 1st Quarter		$	3,097,236.26	$	10,400	2847	4/29/2016
April	2016	$	740,659				
May	2016		495,864				
June	2016		151,815				
TOTAL 2nd Quarter		$	1,388,337.56	$	6,500	6335	7/22/2016
July	2016	$	59,726				
August	2016		5,729,423				
September	2016		4,895		13000		
TOTAL 3rd Quarter		$	5,794,043.79	$	13,000		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15 CASE NO: 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	1088	4/29/2016
April	2016	$	208				
May	2016		0				
June	2016		0				
TOTAL 2nd Quarter		$	208.45	$	325	1093	7/22/2016
July	2016	$	0				
August	2016		0				
September	2016		0		325		
TOTAL 3rd Quarter		$	0.00	$	325		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP 20 CASE NO: 15-16844

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 9/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	285,991				
February	2016		25,307				
March	2016		14,947				
TOTAL 1st Quarter		$	326,244.36	$	4,875	1087	4/29/2016
April	2016	$	7,885				
May	2016		3,439				
June	2016		99				
TOTAL 2nd Quarter		$	11,422.40	$	325	1094	7/22/2016
July	2016	$	650				
August	2016		0				
September	2016		927		325		
TOTAL 3rd Quarter		$	1,577.00	$	325		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999..................	$325	$1,000,000 to $1,999,999..................	$6,500
$15,000 to $74,999..........	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10 | CASE NO: 15-16839

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	642			
February	2016		0			
March	2016		1,525			
TOTAL 1st Quarter		$	2,167.40	$ 325	3436	4/29/2016
April	2016	$	675			
May	2016		0			
June	2016		1,375			
TOTAL 2nd Quarter		$	2,050.00	$ 325	3438	7/22/2016
July	2016	$	325			
August	2016		26			
September	2016		1,400	325		
TOTAL 3rd Quarter		$	1,751.28	$ 325		
October		$	0			
November			0			
December			0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999.........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon
5

CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 9/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	670				
February	2016		0				
March	2016		150				
TOTAL 1st Quarter		$	819.74	$	325	1063	4/29/2016
April	2016	$	499				
May	2016		0				
June	2016		1,375				
TOTAL 2nd Quarter		$	1,874.00	$	325	1066	7/22/2016
July	2016	$	675				
August	2016		0				
September	2016		1,375		325		
TOTAL 3rd Quarter		$	2,050.00	$	325		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty 9 | CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	881				
February	2016		789				
March	2016		167				
TOTAL 1st Quarter		$	1,837.03	$	325	2112	4/29/2016
April	2016	$	699				
May	2016		156				
June	2016		77				
TOTAL 2nd Quarter		$	931.96	$	325	2114	7/22/2016
July	2016	$	402				
August	2016		353				
September	2016		25		325		
TOTAL 3rd Quarter		$	780.32	$	325		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999..........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999.........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999.......	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.......	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999.......	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 | CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	6272	4/29/2016
April	2016	$	0				
May	2016		0				
June	2016		0				
TOTAL 2nd Quarter		$	0.00	$	325	6333	7/22/2016
July	2016	$	325				
August	2016		0				
September	2016		0		325		
TOTAL 3rd Quarter		$	325.00	$	325		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. CASE NO: 15-16848

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0			
February	2016		0			
March	2016		0			
TOTAL 1st Quarter		$	0.00	$ 325	6273	4/29/2016
April	2016	$	0			
May	2016		0			
June	2016		0			
TOTAL 2nd Quarter		$	0.00	$ 325	6334	7/22/2016
July	2016	$	0			
August	2016		0			
September	2016		0	325		
TOTAL 3rd Quarter		$	0.00	$ 325		
October		$	0			
November			0			
December			0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8 CASE NO: 15-16837

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 9/30/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325	6274	4/29/2016
April	2016	$	0				
May	2016		0				
June	2016		0				
TOTAL 2nd Quarter		$	0.00	$	325	6331	7/22/2016
July	2016	$	0				
August	2016		0				
September	2016		0		325		
TOTAL 3rd Quarter		$	0.00	$	325		
October		$	0				
November			0				
December			0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-G
NARRATIVE
For Period Ending: 9/30/2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of September 1, 2016 through September 30, 2016. Significant events occurring after this period will be reported in the subsequent monthly operating report unless otherwise indicated below.

Administrative Case

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015. Debtors are continuing in possession of their property and are operating and managing their business and affairs as debtors in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

On September 7, 2016, the Court granted the following interim fee applications: (1) Moelis & Company LLC for total fees and expenses of $853,654.00; (2) Sender Wasserman Wadsworth, P.C. for total fees and expenses of $35,022.30; and (3) FTI Consulting, Inc. for total fees and expenses of $141,325.35

On September 13, 2016, Debtors filed their amended Disclosure Statement for First Amended Joint Chapter 11 Plan of Liquidation ("Disclosure Statement") and related First Amended Plan Joint Chapter 11 Plan of Liquidation (the "Plan"). Objections were filed to the Disclosure Statement and Plan.

On September 15, 2016, Debtors filed a stipulation with Aspen Insurance Company ("Aspen") wherein the parties agreed to a consensual reduction and allowance of Aspen's claims to reflect the assumption of the underlying liabilities by GRP Minerals, LLC when it purchased substantially all of Debtors' assets. The Court approved the stipulation on September 23, 2016.

On September 15, 2016, the Court granted the following interim fee applications: (1) Gavin/Solmonese LLP for total fees and expenses of $19,713.65; and (2) Cooley LLP for total fees and expenses of $137,822.91.

On September 19, 2016, Debtor filed a motion to approve a settlement agreement RBC Dominion Securities, Inc. ("RBC"). In the Motion, Debtor sought approval of a settlement agreement wherein RBC agreed to pay Debtors $15,000 in connection with Debtors' prepetition engagement of RBC and related matters.

Throughout September the Debtors extensively communicated with the Debtors' professionals, secured lenders, the Committee and other interested parties with respect to the disclosure statement, joint plan of liquidation and other matters regarding the administration of Debtors' estates.

Analyzed Business Checking

WELLS FARGO

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8265	$15,313,967.08	$0.00	-$720,340.94	$14,593,626.14

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/01	525.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	09/01	2,000.00	Online Transfer Ref #Bbeghtkg3B to 8891621446 on 09/01/2016 0533 PM
	09/02	950.00	WT Fed#00690 Royal Bank of Cana /Ftr/Bnf=Firmex Corp Srf# IN16083117174235 Trn#160901091178 Rfb# 000000720
	09/09	9,611.01	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	09/12	563.81	Client Analysis Srvc Chrg 160909 Svc Chge 0816 000006198288265
	09/13	1,500.00	Online Transfer Ref #Bbe2Wqzg8V to 6198288489 on 09/13/2016 0557 PM
	09/13	1,500.00	Online Transfer Ref #Bbev45Xkh3 to 7271001724 on 09/13/2016 0557 PM
	09/15	325.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	09/16	8,668.75	WT Fed#00514 Vectra Bk Colorado /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# IN16091506155388 Trn#160915049814 Rfb# 000000725
	09/16	210,864.82	WT Fed#00513 City National Bank /Ftr/Bnf=Moelis & Company LLC Srf# IN16091506144005 Trn#160915049812 Rfb# 000000724
	09/16	950.00	WT Fed#00491 Royal Bank of Cana /Ftr/Bnf=Firmex Corp Srf# IN16091506135595 Trn#160915049815 Rfb# 000000723
	09/16	13,150.38	WT Fed#00516 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# IN16091506130805 Trn#160915049811 Rfb# 000000722
	09/16	35,046.34	WT Fed#05291 Bank of America /Ftr/Bnf=Fti Consulting Inc Srf# IN16091506165526 Trn#160915049813 Rfb# 000000726
	09/23	7,040.73	WT Fed#08149 PNC Bank, National /Ftr/Bnf=Gavin Solmonese LLC Srf# IN16092217372693 Trn#160923076786 Rfb# 000000728
	09/23	74,256.17	WT Seq#76785 Cooley, LLP, Operating /Bnf=Cooley LLP Srf# IN16092217363465 Trn#160923076785 Rfb# 000000727
	09/23	455.05	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	09/26	30,000.00	Online Transfer Ref #Bb032Wtmgw to 8891621479 on 09/26/2016 0623 PM

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	Posted date	Amount	Transaction detail
	09/29	400.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	09/29	2,500.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	09/30	315,375.00	WT Fed#01852 Citywide Bank /Ftr/Bnf=Ima, Inc Srf# IN16092820482176 Trn#160929145437 Rfb# 000000730
		$715,682.06	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
	116.55	09/02	6345 *	444.53	09/22	6355	376.61	09/07
	37.15	09/14	6352 *	120.14	09/12	6356	24.00	09/13
	175.00	09/16	6353	1,789.45	09/16	6358 *	208.45	09/14
	12.50	09/23	6354	610.36	09/08	6361 *	385.02	09/30
6341	359.12	09/02						
	$4,658.88		**Total checks paid**					

* *Gap in check sequence.*

$720,340.94	**Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
08/31	15,313,967.08	09/12	15,298,734.48	09/22	15,024,050.61
09/01	15,311,442.08	09/13	15,295,710.48	09/23	14,942,286.16
09/02	15,310,016.41	09/14	15,295,464.88	09/26	14,912,286.16
09/07	15,309,639.80	09/15	15,295,139.88	09/29	14,909,386.16
09/08	15,309,029.44	09/16	15,024,495.14	09/30	14,593,626.14
09/09	15,299,418.43				

Average daily ledger balance **$15,126,708.30**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8489	$831.58	$1,500.00	-$1,375.00	$956.58

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/13	1,500.00	Online Transfer Ref #Bbe2Wqzg8V From 6198288265 on 09/13/2016 0557 PM
		$1,500.00	**Total electronic deposits/bank credits**
		$1,500.00	**Total credits**

Debits

Checks paid

Number	*Amount*	*Date*
1067	1,375.00	09/12

$1,375.00	**Total checks paid**
$1,375.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
08/31	831.58	09/12	-543.42	09/13	956.58

Average daily ledger balance **$860.74**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8422	$354,905.29	$144,488.61	-$25.15	$499,368.75

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/14	78,050.62	Deposit Made In A Branch/Store
	09/23	66,437.99	Deposit Made In A Branch/Store
		$144,488.61	**Total electronic deposits/bank credits**
		$144,488.61	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/23	25.15	ACH Prep Origintn - Mgc Resources IN - File 7878782339 Coid 1452538923
		$25.15	**Total electronic debits/bank debits**
		$25.15	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
08/31	354,905.29	09/14	432,955.91	09/23	499,368.75

Average daily ledger balance **$416,844.06**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1724 ■ September 1, 2016 - September 30, 2016 ■

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1724	$107.42	$1,500.00	-$1,375.00	$232.42

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/13	1,500.00	Online Transfer Ref #Bbev45Xkh3 From 6198288265 on 09/13/2016 0557 PM
		$1,500.00	**Total electronic deposits/bank credits**
		$1,500.00	**Total credits**

Debits

Checks paid

Number	*Amount*	*Date*
3440	1,375.00	09/21

$1,375.00 **Total checks paid**

$1,375.00 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
08/31	107.42	09/13	1,607.42	09/21	232.42

Average daily ledger balance **$549.08**

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]2618 ■ September 1, 2016 - September 30, 2016 ■ Page 1 of 1

WELLS FARGO

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]2618	$363.00	$0.00	$0.00	$363.00

Daily ledger balance summary

Date	*Balance*
08/31	363.00

Average daily ledger balance **$363.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]**1461** ■ September 1, 2016 - September 30, 2016 ■

WELLS FARGO

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1461	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
08/31	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1446	$100.00	$2,000.00	-$2,000.00	$100.00

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/01	2,000.00	Online Transfer Ref #Bbeghtkg3B From 6198288265 on 09/01/2016 0533 PM
		$2,000.00	**Total electronic deposits/bank credits**
		$2,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/01	2,000.00	Online Transfer Ref #Bbexz43Ql4 to 8891621487 on 09/01/2016 0534 PM
		$2,000.00	**Total electronic debits/bank debits**
		$2,000.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
08/31	100.00	09/01	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1479	$50,674.37	$30,000.00	-$44,775.33	$35,899.04

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/26	30,000.00	Online Transfer Ref #Bb032Wtmgw From 6198288265 on 09/26/2016 0623 PM
		$30,000.00	**Total electronic deposits/bank credits**
		$30,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/06	39.84	Vsp Payment Ebillpymts 160902 1347472 Midway Services Compan
	09/07	38.46	Rocky Mtn Res Cu Plan Fundi 160907 Rmrmwg Midway Services Comp
	09/12	2,938.28	Unitedhealthcare Billing 033992115574 lea*1*160908151\
	09/13	20,299.09	WT Fed#08551 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16091310114273 Trn#160913090618 Rfb# 000000721
	09/20	38.46	Rocky Mtn Res Cu Plan Fundi 160920 Rmrmwg Midway Services Comp
	09/21	56.25	Rocky Mtn Res Op Client Fee 160921 Rmrmwg Midway Services Comp
	09/22	423.08	Principal Peris Plic-Peris 4-5899300000658 Wells Fargo Payroll
	09/22	538.46	Principal Peris Plic-Peris 4-5899300000659 Wells Fargo Payroll
	09/28	19,986.51	WT Fed#00878 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16092709115305 Trn#160927169084 Rfb# 000000729
		$44,358.43	**Total electronic debits/bank debits**

WELLS FARGO

Checks paid

Number	Amount	Date
1090	416.90	09/14

$416.90 **Total checks paid**

$44,775.33 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
08/31	50,674.37	09/13	27,358.70	09/22	25,885.55
09/06	50,634.53	09/14	26,941.80	09/26	55,885.55
09/07	50,596.07	09/20	26,903.34	09/28	35,899.04
09/12	47,657.79	09/21	26,847.09		

Average daily ledger balance **$39,013.82**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1420	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
08/31	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1453	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
08/31	100.00

Average daily ledger balance **$100.00**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MDW PAN LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1495	$0.00	$4,895.29	-$4,895.29	$0.00

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/08	3,566.12	Deposit Made In A Branch/Store
	09/12	1,097.61	Deposit Made In A Branch/Store
	09/15	231.56	Amec Foster Whee Exp Rpts 160915 57368 Midway Gold Corporatio
		$4,895.29	**Total electronic deposits/bank credits**
		$4,895.29	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/09	3,566.12	WT Fed#02937 Bank of NEW York M /Ftr/Bnf=Commonwealth Bank of Australia, NEW Srf# Trn#160909031600 Rfb#
	09/13	1,097.61	WT Fed#02240 Bank of NEW York M /Ftr/Bnf=Commonwealth Bank of Australia, NEW Srf# Trn#160913028955 Rfb#
	09/16	231.56	WT Fed#03357 Bank of NEW York M /Ftr/Bnf=Commonwealth Bank of Australia, NEW Srf# Trn#160916027416 Rfb#
		$4,895.29	**Total electronic debits/bank debits**
		$4,895.29	**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
08/31	0.00	09/12	1,097.61	09/15	231.56
09/08	3,566.12	09/13	0.00	09/16	0.00
09/09	0.00				

Average daily ledger balance **$163.17**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted] 1487	$647.09	$2,000.00	-$927.00	$1,720.09

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	09/01	2,000.00	Online Transfer Ref #Bbexz43Ql4 From 8891621446 on 09/01/2016 0534 PM
		$2,000.00	**Total electronic deposits/bank credits**
		$2,000.00	**Total credits**

Debits

Checks paid

Number	*Amount*	*Date*
1095	927.00	09/14

$927.00	**Total checks paid**
$927.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
08/31	647.09	09/01	2,647.09	09/14	1,720.09

Average daily ledger balance **$2,121.79**

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

TD

BURNABY CENTRE BRANCH
1933 WILLINGDON AVE
BURNABY, BC V5C 5J3

TD Canada Trust

Tel: 1-866-222-3456
TTY: 1-800-361-1180

TDCDA11100_3447823_007 E U 09656 00140

MIDWAY GOLD CORP.
8310 SOUTH VALLEY HWY SUITE 280
ENGLEWOOD CO 80112 USA

Statement of Account		Account Type	Statement From - To
Branch No.	Account No.	CURRENT ACCOUNT	AUG 31/16 - SEP 30/16
9656	[redacted]6025		Page 1 of 2

DESCRIPTION	CHEQUE/DEBIT	DEPOSIT/CREDIT	DATE	BALANCE
BALANCE FORWARD			AUG31	32,356.27
CIPS CREDIT INTEREST		24.54	SEP01	32,380.81
CHQ#00945-2300053840	5,860.31		SEP06	26,520.50
CHQ#00944-2300207474	767.13		SEP09	25,753.37
IWPN CHARGES	5.00		SEP21	
CMS-BR/PT FEES	30.00		SEP21	25,718.37
SERVICE CHARGE	2.50		SEP30	25,715.87

2 CHQS ENCLOSED NEXT STATEMENT DATE IS OCT 31/16
MONTHLY AVER. CR. BAL. $26,922.90
MONTHLY MIN. BAL. $25,715.87
DEP CONTENT- CASH 0 ITEMS 0 UNC BATCH 0

	No.	Amount
Credits	1	24.54
Debits	5	6,664.94

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